Exhibit 10.23(b)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TEXT OMITTED FROM THIS EXHIBIT IS MARKED WITH [***]

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is executed as of the 28th day of September, 2015, by and between BIOBAT, INC., a New York Not-for-Profit corporation (“Landlord”), and IRX THERAPEUTICS, INC., a New York corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of the date hereof (the “Lease”), whereby Tenant leases from Landlord certain space in that certain building known as Building A of the Brooklyn Army Terminal, Brooklyn, New York (the “Building”); and WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, and for other good and valuable consideration, Landlord and Tenant hereby enter into this Amendment.

1. Incorporation of Recitals. The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2. Section 1.1. In Section 1.1 of the Lease, the number “[***]” is hereby deleted and replaced with the number “[***]”.

3. Section 2.1. Section 2.1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Section 2.1 The term of this Lease shall be for ten years and three months, commencing on January 1, 2016 (the “Commencement Date”), and terminating at 11:59 PM on March 31, 2026 (the “Expiration Date”), unless terminated earlier pursuant to the terms of this Lease. This Lease shall be effective and enforceable between Landlord and Tenant upon the Effective Date.”

4. Section 3.1. The first sentence of Section 3.1 of the Lease is hereby deleted in its entirety and replaced with the following: “During the term of this Lease, Tenant agrees to pay to Landlord [***] ($[*]) Dollars per annum, payable in equal monthly installments of $[***] on or before the first day of each month (the “Base Rent”), which Base Rent shall increase on each anniversary of the Commencement Date by an amount equal to the then-current Base Rent multiplied by [***] ([***]%) percent.”.

5. Section 27.1. The first sentence of Section 27A of the Lease is hereby deleted in its entirety and replaced with the following: “Tenant shall deposit with Landlord, on or before the Effective Date, a sum of [***] ($[***]) Dollars as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease.”.

6. Exhibit A. The two pages immediately following the signature page of the Lease and immediately preceding Exhibit B to the Lease are hereby deleted and replaced with Exhibit A attached hereto.

7. Broker. Tenant hereby represents and warrants to Landlord that it has dealt with no broker in connection with this Amendment other than Cresa New York (the “Broker”), and there are no other brokerage fees or commissions payable in connection herewith. Tenant hereby agrees to hold Landlord harmless from, and indemnified against, all loss or damage (including without limitation, the cost of defending the same) arising from any claim by any broker other than the Broker claiming to have dealt with Tenant.

8. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

9. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

10. Reservation of Rights; No Waiver. By executing this Amendment, Landlord does not waive its right to assert (a) any events or conditions that would constitute defaults under the Lease, or (b) any monetary or other obligations owed by Tenant to Landlord under the Lease. Landlord expressly reserves and does not waive all rights under the Lease, at law, and in equity. Acceptance by Landlord of any partial performance, including without limitation partial performance of any unpaid obligations under the Lease, by Tenant is and will be without prejudice to the rights and remedies of Landlord under the Lease, at law and in equity.

11. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first above written.

LANDLORD:

BIOBAT, INC., a New York Not-for-Profit corporation

By:	/s/ Eva Cramer
Name:	Eva Cramer
Title:	President

TENANT:

IRX THERAPEUTICS, INC., a New York corporation

By:	/s/ Jeffrey Hwang
Name:	Jeffrey Hwang
Title:	President & COO

Signature Page to First Amendment to Lease Agreement

Exhibit A

[***]